EXHIBIT  10.14



                                    AMENDMENT
                       TO THE RANGER AEROSPACE CORPORATION
     PROMISSORY  NOTE
     ----------------

                                       and

                                    AMENDMENT
                       TO THE RANGER AEROSPACE CORPORATION
                        EXECUTIVE STOCK PLEDGE AGREEMENT
                        --------------------------------



     THIS AMENDMENT (this "Amendment") to each of the above described agreements
                           ---------
is  made  as  of  March  7,  2000 by and between Ranger Aerospace Corporation, a
Delaware  corporation  (the  "Company")  and  Stephen  D.  Townes ("Executive").
                              -------                               ---------
Unless otherwise indicated herein, each capitalized term used herein shall have the meaning set forth in the Executive Stock Agreement, dated as of April 2, 1998, between Executive and the Company, as amended (the "Executive Stock Agreement"). The Company and Executive are sometimes referred to herein as a
"Party"  and  collectively  as  the  "Parties".
  ----                                -------

     WHEREAS, the Parties desire to amend certain provisions of the Promissory Note dated April 1, 1998 and attached as Annex A to the Ranger Aerospace
Corporation Executive Stock Agreement, dated as of April 2, 1998 (the "Promissory Note").
          -------

     WHEREAS, the Parties desire to amend certain provisions of the Executive Stock Pledge Agreement dated April 2, 1998 and attached as Annex B to the Ranger Aerospace Corporation Executive Stock Agreement, dated as of April 2, 1998 (the "Pledge Agreement").
 -----------------


     NOW,  THEREFORE,  the  parties  to  this Amendment hereby agree as follows:


1. The third paragraph of the Promissory Note is hereby deleted in its entirety and replaced with the following:

"Payments of principal and of accrued and unpaid interest under this Note shall be due or payable on the earlier of (i) April 1, 2008 or (ii) the date of Executive's Termination with Cause, except as otherwise provided herein or in the Executive Stock Agreement of even date herewith."

2. Paragraph 1 of the Pledge Agreement is hereby deleted in its entirety and replaced with the following:

"1.  Pledge.  Pledgor hereby pledges to the Company, and grants to the Company a
     ------
security interest in, the 2,663 shares of Executive Stock purchased pursuant to the Executive Stock Agreement dated April 1, 1998 (the "Pledged Shares") as
                                                             ------- ------

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security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder."



3. Paragraph 2 of the Pledge Agreement is hereby deleted in its entirety and replaced with the following:

"2.  Delivery  of  Pledged  Shares.  Upon the execution of this Pledge Agreement
     --------  --  -------  ------
Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company."


4. Paragraph 5 of the Pledge Agreement is hereby amended by deleting the words "any deficiency" from the last sentence of such paragraph and replacing them with the words "an amount not to exceed 25% of the outstanding principal and accrued interest on the Note for any deficiency."


5. Paragraph 8 of the Pledge Agreement is hereby amended by adding the following language at the end thereof:

"unless all of the proceeds associated with such sale or transfer are applied against the accrued and unpaid interest on and principal of the Note at the time of such sale or transfer."



                                *   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


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     RANGER  AEROSPACE  CORPORATION,
     a  Delaware  Corporation


           By:______________________________

           Its:______________________________



           _____________________________
           Stephen  D.  Townes
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